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                                                                    Exhibit 10.1

                       Amendment to Employment Agreement


          AMENDMENT dated as of April 21, 1995, to Employment Agreement, dated as of August 23, 1988, by and between Presstek, Inc., a Delaware corporation (the "Company" or "Employer") and Richard A. Williams (the "Executive").


                              W I T N E S S E T H
                              -------------------

          WHEREAS, the Executive is currently the Company's Chief
Operating Officer, Executive Vice President and Secretary; and

          WHEREAS, the Company and Employee entered into an Employment Agreement dated as of February 23, 1988 (the "Agreement") which Agreement, as amended, provided for the employment by the Company of the Executive until March 28, 1995; and

          WHEREAS, the Company and Executive have continued to operate under the terms of the Agreement; and

          WHEREAS, the Company wishes to formally extend the term of the Executive's employment with the Company pursuant to the Agreement for a period expiring in March 1997; and

          WHEREAS, the Company and Executive desire to amend the terms of the Agreement as provided herein;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company and Executive hereby agree as follows:

          1. Section 2. (a) of the Agreement is hereby amended to provide that Employer shall pay to Executive an annual salary of $135,000, payable in monthly installments or more frequent pay periods as may be determined by the Employer. Said salary shall be subject to periodic review by and possible upward adjustment in the sole discretion of the Board of Directors of the Employer.

          2. Section 8. (d) of the Agreement is hereby amended to provide that the Employer agrees to employ the Employee as an executive officer for a period expiring on March 31, 1997.

          3. Except as specifically set forth above, all of the other provisions of the Agreement shall remain in full force and effect.

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          IN WITNESS WHEREOF, the parties hereto have executed this amendment as of the date first written above.

                              PRESSTEK, INC.

                           By: /s/ Robert E. Verrando
                               --------------------------
                               Robert E. Verrando, EVP

                              /s/ Richard A. Williams
                              ---------------------------
                               Richard A. Williams